UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2023
Conformis, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	001-37474	56-2463152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Technology Park Drive
Billerica, MA 01821
(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 345-9001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	CFMS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement with restor3d

On June 22, 2023, Conformis, Inc. (the “Company” or “Conformis”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with restor3d, Inc. (“restor3d”) and Cona Merger Sub Inc., a wholly owned subsidiary of restor3d (“Merger Sub”). Upon the terms and subject to the conditions set forth in the Merger Agreement, which has been unanimously adopted by the Board of Directors of the Company (the “Board”), Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of restor3d (the “Merger”). The Board also unanimously resolved to recommend that the Company’s stockholders vote to adopt and approve the Merger Agreement and the Merger.

Pursuant to the Merger Agreement, upon the closing of the Merger (the “Closing”), each outstanding share of Company common stock, other than shares owned by the Company, restor3d or Merger Sub (which will be cancelled) and shares with respect to which appraisal rights are properly exercised and not withdrawn under Delaware law, will automatically be converted into the right to receive $2.27 in cash, without interest (the “Merger Consideration”).

If the Merger is consummated, the Company’s common stock will be delisted from The Nasdaq Capital Market and deregistered under the Securities Exchange Act of 1934.

In connection with the Merger, the vesting of each outstanding restricted stock unit of the Company will accelerate, and the holders of such units will receive an amount per unit equal to the Merger Consideration. All stock options and warrants of the Company that are currently outstanding have a strike price per share greater than the Merger Consideration, and will be cancelled in connection with the Merger without payment, unless exercised prior to consummation of the Merger.

The consummation of the Merger is subject to certain customary closing conditions, including (i) the adoption of the Merger Agreement by the holders of a majority of the outstanding shares of the Company’s common stock (the “Stockholder Approval”), and (ii) no temporary restraining order, preliminary or permanent injunction or other order is in effect preventing the consummation of the Merger . Moreover, each party’s obligations to consummate the Merger are subject to certain other conditions, including (a) the accuracy of the other party’s representations and warranties (subject to certain materiality exceptions), (b) the other party’s compliance in all material respects with its obligations under the Merger Agreement, and (c) in the case of restor3d and Merger Sub only, (the absence of any event, change, or effect that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (as defined in the Merger Agreement). Subject to the satisfaction of the closing conditions, the parties anticipate that the Merger will be consummated by the end of the third quarter of 2023.

The Merger Agreement contains representations and warranties and covenants of the parties customary for a transaction of this nature. Until the earlier of the termination of the Merger Agreement and the closing of the Merger, the Company has agreed to use its reasonable best efforts to conduct its business in all material respects in the ordinary course of business and has agreed to certain other operating covenants and to not take certain specified actions prior to the consummation of the Merger, as set forth more fully in the Merger Agreement. The Company has also agreed to convene and hold a meeting of its stockholders for the purpose of obtaining the Stockholder Approval. In addition, the Merger Agreement requires that, subject to certain exceptions, the Board recommend that the Company’s stockholders approve the Merger Agreement.

In addition, the Company has agreed not to initiate, solicit or knowingly encourage takeover proposals from third parties. The Company has also agreed not to provide non-public information to, or, subject to certain exceptions, engage in discussions or negotiations with, third parties regarding takeover proposals. Notwithstanding these restrictions, prior to the receipt of the Stockholder Approval, the Company may under certain circumstances provide non-public information to and participate in discussions or negotiations with third parties with respect to takeover proposals.

Prior to obtaining the Stockholder Approval, the Board may, among other things, change its recommendation that the stockholders approve the Merger Agreement in connection with a Superior Offer or an Intervening Event (in each case, as defined in the Merger Agreement), or terminate the Merger Agreement to enter into an agreement providing for a Superior Offer, subject, in each case, to complying with notice and other specified conditions, including giving restor3d the opportunity to propose revisions to the terms of the Merger Agreement during a period following notice.

The Merger Agreement contains certain termination rights for the Company and restor3d, including, among others, the right of (1) the Company to terminate the Merger Agreement in order to enter into an agreement providing for a Superior Offer (subject to the Company’s compliance with certain obligations under the Merger Agreement related to such Superior Offer and such termination) and (2) restor3d to terminate the Merger Agreement if the Board changes its recommendation with respect to the Merger Agreement. The Merger Agreement also provides that under specified circumstances, including in the event of termination by the Company to enter into an agreement providing for a Superior Offer, the Company will be required to pay restor3d a termination fee of $900,000 and provide restor3d with a non-exclusive license to the Company’s patents except with respect to certain knee and/or hip applications.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and the terms of which are incorporated herein by reference.

The representations and warranties of the Company contained in the Merger Agreement have been made solely for the benefit of restor3d and Merger Sub. In addition, such representations and warranties (a) have been made only for purposes of the Merger Agreement, (b) have been qualified by certain documents filed with, or furnished to, the Securities and Exchange Commission (the “SEC”) by the Company prior to the date of the Merger Agreement, (c) have been qualified by confidential disclosures made to restor3d and Merger Sub in connection with the Merger Agreement, (d) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (e) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (f) have been included in the Merger Agreement for the purpose of allocating risk between the Company, on the one hand, and restor3d and Merger Sub, on the other hand, rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or its business. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Settlement with Osteoplastics

On June 19, 2023, the Company entered into a settlement agreement with Osteoplastics LLC (“Osteoplastics”) providing that the Company will make a payment of $3.5 million to Osteoplastics in full settlement of the patent infringement lawsuit filed by Osteoplastics against the Company in March 2020 (which matter is further described on page 19 of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023).

Warrant Exchange

On June 22, 2023, the Company entered into a warrant exchange agreement with Armistice Capital Master Fund Ltd. (“Armistice”). Pursuant to the agreement, the Company issued 100,000 shares of the Company’s common stock to Armistice, in exchange for the cancellation of an existing warrant agreement pursuant to which Armistice had the right to acquire 480,000 shares of the Company’s common stock at an exercise price of $21.87 per share.

Item 8.01.	Other Events.
The Company and restor3d issued a joint press release on June 22, 2023 announcing the execution of the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

This communication, and any documents to which the Company refers in this communication, contain not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and words of similar substance. Such forward-looking statements include the expected completion and timing of the proposed transaction and other information relating to the proposed transaction. Such forward-looking statements are subject to risks and uncertainties that could cause actual results or performance to differ materially from those expressed in or contemplated by the forward-looking statements, including, but not limited to, the following: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the business and the price of the Company’s common stock, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of Company stockholder approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the outcome of any legal proceedings that have been or may be instituted against the Company or restor3D related to the proposed transaction, (v) and the other risks and uncertainties described in the "Risk Factors" sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, and other public filings with the U.S. Securities and Exchange Commission. The Company assumes no obligation to update or revise publicly the information in this communication, whether as a result of new information, future events or otherwise, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, the Conformis will be promptly filing documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Conformis stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED

MERGER OR INCORPORTED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, and on Conformis’s website at www.conformis.com and clicking on the “Investors” link and then clicking on the “SEC Filings” link. In addition, the proxy statement and other documents may be obtained free of charge by directing a request to Conformis, Inc., Investor Relations, 600 Technology Park Drive, Billerica, MA, telephone: (781) 374-5598.

Participants in the Solicitation

Conformis and its directors and executive officers may be deemed participants in the solicitation of proxies from the stockholders of Conformis in connection with the proposed transaction. Information regarding Conformis’s directors and executive officers can be found in Conformis’s definitive proxy statement (the “Annual Proxy Statement”) filed with the SEC on March 24, 2023, and in subsequent filings on Form 8-K. Additional information regarding the interests of Conformis’s directors and executive officers in the proposed transaction will be included in the proxy statement described above. To the extent that holdings of Conformis securities have changed since the amounts printed in the Annual Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s web site at www.sec.gov and from Conformis as described above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of June 22, 2023, between Conformis, Inc., restor3d, Inc. and Cona Merger Sub Inc.
99.1	Press Release, dated June, 22, 2023
* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules or exhibits upon request by the SEC; provided that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONFORMIS, INC.

Date: June 23, 2023	By:	/s/ Denise Pedulla
Denise Pedulla
Chief Legal Officer and Corporate Secretary